ANNUAL REPORT




State Farm Interim Fund, Inc.

ONE STATE FARM PLAZA  .  BLOOMINGTON, ILLINOIS 61710


For Account Information and Shareowner
Services:(309) 766-2029


For Price Information ONLY:
1-800/447-0740







                                                               November 30, 1995



This report is not to be distributed unless preceded or accompanied by a prospectus.

                         STATE FARM INTERIM FUND, INC.


Dear Shareowner:

  The past fiscal year has been a good one for bond markets and investors in the Interim Fund. Yields on U. S. Treasury securities held by your Fund have dropped more than 200 basis points (a basis point is .01%) during the year causing the values of the securities to increase significantly. Correspondingly, the net asset value of the Interim Fund rose to $10.15 from $9.72, a 4.4% improvement. The total return, which is derived by adding dividends declared by the Fund to the change in net asset value, for the past year was 11.91%.

  The following graph compares a $10,000 investment in the Interim Fund over the last ten years to theoretical investments of the same amount in the Lehman Brothers Intermediate Treasury Index and the Lehman Brothers Three-year Treasury
Index:


                       COMPARISON OF CHANGE IN VALUE OF
                       $10,000 INVESTMENT FOR THE YEARS
                               ENDED NOVEMBER 30





                       [PERFORMANCE GRAPH APPEARS HERE]


Interim
-------

                                                              Lehman
X-Axis                       Interim        Lehman            3-Yr
Year                         Fund           Intermediate      Treasury
------                       -------        ------------      --------
1985                         10,000         10,000            10,000
1986                         11,321         11,545            11,328
1987                         11,702         11,879            11,745
1988                         12,481         12,727            12,504
1989                         13,954         14,312            13,903
1990                         15,110         15,495            15,075
1991                         16,830         17,490            16,968
1992                         18,042         18,928            18,283
1993                         19,441         20,667            19,685
1994                         19,274         20,318            19,943
1995                         21,570         23,088            22,444



  The fall in interest rates over the course of the year has been fueled by evidence that growth of the U. S. economy is slowing and inflationary pressures are slight. Furthermore, capital markets have been helped to some degree by prospects for a program, which will hopefully be agreed upon by the President and Congress, to eliminate the federal budget deficit over seven years.

  The prevailing mood in the bond markets is quite optimistic at the moment. Many investors seem to be convinced that the Federal Reserve Board has done its job well and the twin perils of inflation and recession will be avoided for a long time leaving room for further drops in interest rates. Such a view is comforting and may well prove to be correct, but we caution you, as investors, against believing the future is predictable. Markets are always vulnerable to unanticipated surprises and changes in investors' perceptions, and vulnerability along these lines tends to be greatest when optimism is rampant.

     The general composition of the Fund's portfolio changes very little from year to year with primary investments consisting of U. S. Treasury issues which mature regularly over the following six years. The high quality investments held by the Fund continue to produce a dependable flow of dividend income to shareowners.

     As you know, the Fund declares a dividend each day from its net investment income which is payable on the last day of the calendar quarter. All dividends are automatically invested in shares of the Fund unless you have advised State Farm Investment Management Corp. otherwise in writing.

Sincerely,


/s/ Kurt G. Moser

Kurt G. Moser
Vice President

December 19, 1995

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareowners
State Farm Interim Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of State Farm Interim Fund, Inc. as of November 30, 1995, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1986. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Farm Interim Fund, Inc. at November 30, 1995, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1986, in conformity with generally accepted accounting principles.


                                                              ERNST & YOUNG LLP


Chicago, Illinois
December 15, 1995

                         STATE FARM INTERIM FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                               November 30, 1995

Principal
 amount                                                                                                    Value
              LONG-TERM INVESTMENTS -- U.S. TREASURY
                OBLIGATIONS (95.4%):
$2,000,000        8-7/8%, due February 15, 1996....................................................     $  2,012,820
 1,000,000        7-1/2%, due February 29, 1996....................................................        1,004,530
 1,000,000        7-5/8%, due April 30, 1996.......................................................        1,008,590
 1,000,000        7-3/8%, due May 15, 1996.........................................................        1,008,440
 1,000,000        4-1/4%, due May 15, 1996.........................................................          994,690
 1,250,000        7-7/8%, due July 15, 1996........................................................        1,267,963
 1,000,000        7-7/8%, due July 31, 1996........................................................        1,015,470
 1,000,000        7%, due September 30, 1996.......................................................        1,012,340
 6,500,000        8%, due October 15, 1996.........................................................        6,639,165
 2,000,000        8%, due January 15, 1997.........................................................        2,055,320
 1,000,000        6-3/4%, due February 28, 1997....................................................        1,016,090
 1,000,000        6-7/8%, due March 31, 1997.......................................................        1,018,750
 1,000,000        8-1/2%, due April 15, 1997.......................................................        1,040,310
 1,500,000        8-1/2%, due May 15, 1997.........................................................        1,564,215
 1,000,000        6-3/8%, due June 30, 1997........................................................        1,014,840
 2,000,000        8-1/2%, due July 15, 1997........................................................        2,094,380
 1,750,000        8-5/8%, due August 15, 1997......................................................        1,841,332
 1,000,000        5-1/2%, due September 30, 1997...................................................        1,002,190
 3,500,000        8-3/4%, due October 15, 1997.....................................................        3,706,185
 3,000,000        7-7/8%, due January 15, 1998.....................................................        3,146,730
 1,000,000        8-1/8%, due February 15, 1998....................................................        1,055,940
 3,000,000        7-7/8%, due April 15, 1998.......................................................        3,162,180
   750,000        5-1/8%, due June 30, 1998........................................................          744,960
 3,000,000        8-1/4%, due July 15, 1998........................................................        3,204,840
 1,000,000        4-3/4%, due September 30, 1998...................................................          982,500
 4,000,000        7-1/8%, due October 15, 1998.....................................................        4,178,760
 4,000,000        6-3/8%, due January 15, 1999.....................................................        4,103,120
 3,750,000        7%, due April 15, 1999...........................................................        3,922,838
 4,000,000        6-3/8%, due July 15, 1999........................................................        4,114,360
 4,000,000        6%, due October 15, 1999.........................................................        4,071,240
 2,000,000        6-3/8%, due January 15, 2000.....................................................        2,061,880
 2,000,000        8-1/2%, due February 15, 2000....................................................        2,218,120
 2,000,000        5-1/2%, due April 15, 2000.......................................................        2,001,560
 1,000,000        6-3/4%, due April 30, 2000.......................................................        1,046,720
 1,000,000        8-7/8%, due May 15, 2000.........................................................        1,130,780
 4,000,000        8-3/4%, due August 15, 2000......................................................        4,523,760
 3,750,000        8-1/2%, due November 15, 2000....................................................        4,223,437
 4,000,000        7-3/4%, due February 15, 2001....................................................        4,389,360
 4,000,000        8%, due May 15, 2001.............................................................        4,449,360
 4,000,000        7-7/8%, due August 15, 2001......................................................        4,437,480
 4,000,000        7-1/2%, due November 15, 2001....................................................        4,376,240
                                                                                                        ------------
               Total long-term investments (cost: $100,041,445)....................................       99,863,785
             SHORT-TERM INVESTMENTS (4.1%)
 3,000,000        U.S. Treasury bills, 5.245% to 5.385% effective yield, due 12-1995 to 2-1996.....        2,979,571
   560,000        General Motors Acceptance Corp., 5.80%, 12-5-1995................................          560,361
   550,000        General Motors Acceptance Corp., 5.78%, 12-5-1995................................          550,265
   220,000        General Motors Acceptance Corp., 5.79%, 12-5-1995................................          220,036
                                                                                                        ------------
               Total short-term investments (cost: $4,310,233).....................................        4,310,233
                                                                                                        ------------
             TOTAL INVESTMENTS (99.5%) (cost:$104,351,678)..........................................     104,174,018
             CASH AND OTHER ASSETS, LESS LIABILITIES (0.5%).........................................         524,580
                                                                                                        ------------
             NET ASSETS (100.00%)..................................................................     $104,698,598
                                                                                                        ============

Note:   At November 30, 1995, net unrealized depreciation of $177,660 consisted of gross unrealized appreciation of
        $1,103,559 and gross unrealized depreciation of $1,281,219 based on cost of $104,351,678 for federal income tax purposes.


                See accompanying notes to financial statements.

                         STATE FARM INTERIM FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               November 30, 1995

                                    ASSETS

Investments, at value (cost $104,351,678)............              $104,174,018
Cash.................................................                   343,901
Receivable for:
  Interest...........................................  $1,499,818
  Shares of the Fund sold............................      81,487
  Sundry.............................................       3,544     1,584,849
                                                       ----------
Prepaid expenses.....................................                     7,520
                                                                   ------------
    Total assets.....................................               106,110,288

                          LIABILITIES AND NET ASSETS

Payable for:
  Dividends to shareowners...........................   1,182,549
  Shares of the Fund redeemed........................     178,615
  Other accounts payable (including $44,701
  to Manager)........................................      50,526
                                                       ----------
    Total liabilities................................                 1,411,690
                                                                   ------------
Net assets applicable to 10,312,977 shares
  outstanding of $1 par value common stock
  (40,000,000 shares authorized).....................              $104,698,598
                                                                   ============
Net asset value, offering price and redemption price
  per share..........................................              $      10.15
                                                                   ============

                            ANALYSIS OF NET ASSETS

Excess of amounts received from sales of shares over
  amounts paid on redemptions of shares on account
  of capital.........................................              $105,921,126
Accumulated net realized loss on sales
  of investments.....................................                (1,044,868)
Net unrealized depreciation of investments...........                  (177,660)
                                                                   ------------
Net assets applicable to shares outstanding..........              $104,698,598
                                                                   ============

                See accompanying notes to financial statements.

                         STATE FARM INTERIM FUND, INC.
                            STATEMENT OF OPERATIONS


                                                       Year ended November 30,
                                                           1995         1994
Interest income......................................  $ 7,033,902    7,308,531

Expenses:
  Investment advisory and management fees............      170,812      176,259
  Audit fees.........................................       16,310       16,113
  Legal fees.........................................        1,789        2,026
  Fidelity bond expense..............................        3,554        3,653
  Directors' fees....................................        1,100        1,100
  Reports to shareowners.............................        6,457        2,959
  Securities evaluation fees.........................        2,564        3,237
  Franchise taxes....................................        8,391        6,161
  Custodian fees.....................................       25,358          --
  Other..............................................        8,953       13,517
                                                       ------------------------
    Total expenses...................................      245,288      225,025
    Less:  custodian fees paid indirectly............       16,301          --
                                                       ------------------------
    Net expenses.....................................      228,987      225,025
                                                       ------------------------
Net investment income................................    6,804,915    7,083,506

Realized and unrealized gain (loss) on investments:
  Net realized loss on sales of investments..........     (321,293)    (335,277)
  Change in net unrealized appreciation/depreciation.    4,460,809   (7,628,065)
                                                       ------------------------
Net realized and unrealized gain (loss) on
  investments........................................    4,139,516   (7,963,342)
                                                       ------------------------
Net change in net assets resulting from operations...  $10,944,431     (879,836)
                                                       ========================


                See accompanying notes to financial statements.

                         STATE FARM INTERIM FUND, INC.
                      STATEMENT OF CHANGES IN NET ASSETS


                                                      Year ended November 30,
                                                         1995          1995
From operations:
  Net investment income............................  $  6,804,915     7,083,506
  Net realized loss on sales of investments........      (321,293)     (335,277)
  Change in net unrealized
    appreciation/depreciation......................     4,460,809    (7,628,065)
                                                     --------------------------
  Net change in net assets resulting from
    operations.....................................    10,944,431      (879,836)

Dividends to shareowners from net investment
  income (per share $.70 in 1995 and $.71 in 1994).    (6,804,915)   (7,083,506)

From Fund share transactions:
  Proceeds from shares sold........................    26,160,841    30,546,445
  Reinvestment of ordinary income dividends........     6,131,262     6,479,922
                                                     --------------------------
                                                       32,292,103    37,026,367
  Less payments for shares redeemed................    25,990,885    38,546,040
                                                     --------------------------
  Net increase (decrease) in net assets from Fund
    share transactions.............................     6,301,218    (1,519,673)
                                                     --------------------------
Total increase (decrease) in net assets............    10,440,734    (9,483,015)

Net assets:
  Beginning of year................................    94,257,864   103,740,879
                                                     --------------------------
  End of year......................................  $104,698,598    94,257,864
                                                     ==========================

                See accompanying notes to financial statements.

                         STATE FARM INTERIM FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS


1. Significant accounting policies

   Security valuation --

   Debt securities are valued using quotations provided by an independent pricing service, except short-term debt securities having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Any securities not valued as described above are valued at fair value as determined in good faith by the Board of Directors or its delegate.


   Security transactions and interest income --

   Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are reported on an identified cost basis.


   Fund share valuation, dividends and distributions to shareowners --

   Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of 3:00 p.m. Bloomington, Illinois time on each business day other than customary weekend and holiday closings, except that the Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset value per share is computed by dividing the value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding. The Fund declares a daily dividend equal to its net investment income, and distributions of such amounts are made at the end of each calendar quarter. Net realized gains on sales of investments, if any, are distributed annually after the close of the Fund's fiscal year.

   Dividends and distributions payable to its shareowners are recorded by the Fund on the ex-dividend date.


   Federal income taxes --

   It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

   The accumulated net realized loss on sales of investments at November 30, 1995, amounting to $1,044,868, is available to offset future taxable gains. If not applied, the capital loss carryover expires as follows: $14,537 in 1996, $55,654 in 1997, $40,572 in 1998, $92,150 in 1999, $22,669 in 2000, $162,716 in
2001, $335,277 in 2002, and $321,293 in 2003.

   A capital loss carryover of $2,235 expired in 1995 and was re-classified from Accumulated net realized loss on sales of investments to Excess of amounts received from sales of shares over amounts paid on redemptions of shares on account of capital.


   Custodian fees --

   Custodian fees are reduced based on the Fund's cash balances maintained with the custodian. Beginning in 1995, in accordance with changes in the requirements of the Securities and Exchange Commission, both gross custodian fees and the amount by which such fees are reduced, are disclosed separately in the statement of operations. This presentation does not affect the determination of net investment income.

                         STATE FARM INTERIM FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS


2. Transactions with affiliates

   The Fund has an investment advisory and management services agreement with State Farm Investment Management Corp. (Manager) pursuant to which the Fund pays the Manager an annual fee (computed on a daily basis and paid quarterly) of .20% of the first $50 million of average net assets, .15% of the next $50 million of average net assets and .10% of average net assets in excess of $100 million. The Manager guarantees that all operating expenses of the Fund, including the compensation of the Manager but excluding franchise taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs, shall not exceed .40% of average net assets annually.

   Under the terms of this agreement, the Fund incurred fees of $170,812 for 1995 and $176,259 for 1994. The Fund pays no fees for transfer agent services provided by the Manager. The Fund does not pay any discount, commission or other compensation for underwriting services provided by the Manager.

   Certain officers and/or directors of the Fund are also officers and/or directors of the Manager. The Fund made no payments to its officers or directors during the two years ended November 30, 1995, except for directors' fees of $1,100 for 1995 and 1994, respectively, paid to the Fund's independent directors.


3. Investment transactions

   Investment transactions (exclusive of short-term instruments) for each of the two years ended November 30 are as follows:

                                                      1995          1994
      Purchases ..............................    $20,285,313    14,830,156
      Proceeds from sales ....................     15,750,313    15,750,000
                                                  =========================


4. Fund share transactions

   Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following number of shares:

                                                    Year ended November 30,
                                                       1995          1994
Shares sold ....................................    2,617,200     3,002,212
Shares issued in reinvestment of ordinary
  income dividends .............................      617,354       639,513
                                                    -----------------------
                                                    3,234,554     3,641,725
Less shares redeemed ...........................    2,615,871     3,811,808
                                                    -----------------------
Net increase (decrease) in shares outstanding ..      618,683      (170,083)
                                                    =======================

                         STATE FARM INTERIM FUND, INC.

                             FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes (For a share outstanding throughout each period)

                                                                                                      Six months
                                                                                                        ended        Year ended
                                                         Year ended November 30,                     November 30,      May 31,
                                  1995       1994     1993    1992    1991    1990    1989    1988       1987        1987    1986
Net asset value,
 beginning of
 period........................ $ 9.72      10.52    10.46   10.50   10.16   10.17    9.86    9.99      10.05       10.21    9.91

Income from
-----------
 Investment
 ----------
 Operations
 ----------
 Net investment
  income.......................    .70        .71      .74     .78     .78     .82     .81     .78        .39         .80     .89
 Net gain or
  loss on
  securities (both
  realized and
  unrealized)..................    .43       (.80)     .06    (.04)    .34    (.01)    .31    (.13)      (.06)       (.16)    .30
                                -------------------------------------------------------------------------------------------------
Total from
 investment
 operations....................   1.13       (.09)     .80     .74    1.12     .81    1.12     .65        .33         .64    1.19

Less Distributions
------------------
 Dividends (from
  net investment
  income)......................   (.70)      (.71)    (.74)   (.78)   (.78)   (.82)   (.81)   (.78)      (.39)       (.80)   (.89)
 Distributions
  (from capital
  gain)........................     --         --       --      --      --      --      --      --         --          --      --
                                -------------------------------------------------------------------------------------------------
Total distributions............   (.70)      (.71)    (.74)   (.78)   (.78)   (.82)   (.81)   (.78)      (.39)       (.80)   (.89)

Net asset value, end of
 period........................ $10.15       9.72    10.52   10.46   10.50   10.16   10.17    9.86       9.99       10.05   10.21
                                =================================================================================================
Total Return...................  11.91%      (.85%)   7.82%   7.19%  11.41%   8.27%  11.82%   6.67%      6.67%(a)    6.33%  12.40%
------------

Ratios/
-------
 Supplemental
 ------------
 Data
 ----
Net assets, end of
 period (millions)............. $104.7       94.3    103.7    85.9    66.8    52.7    42.2    32.9       23.9        16.8    11.7
Ratio of expenses to
 average net
 assets........................    .25%(b)    .22%     .25%    .27%    .28%    .30%    .31%    .36%       .41%(a)     .41%    .42%
Ratio of net
 investment
 income to
 average net assets............   7.00%      7.00%    7.00%   7.30%   7.65%   8.12%   8.16%   7.85%      7.78%(a)    7.77%   8.75%
Portfolio turnover rate........     17%        15%      15%     15%     14%     14%     17%     15%         9%(a)      12%      6%
Number of shares outstanding
 at end of period (millions)...   10.3        9.7      9.9     8.2     6.4     5.2     4.2     3.3        2.4         1.7     1.1

Notes: (a) Ratios and rates have been calculated on an annualized basis.
       (b) The ratio based on net custodian expenses would have been .24%.

                         STATE FARM INTERIM FUND, INC.
                                TAX INFORMATION

     The Fund paid ordinary income dividends in March, June, September and December. The dividends paid to you will be included on the Form 1099-DIV to be sent in January 1996.

Since the Fund's investment income was derived from interest, none of the Fund's distributions are eligible for the dividend received deduction for corporations.

NOTE: Dividends paid to you must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with provisions of the Internal Revenue Code.